                                                                     EXHIBIT 24

PAGE 1 OF 2 OF POWER OF ATTORNEY TO FIRST BANK SYSTEM, INC. REGISTRATION STATEMENT ON FORM S-4.

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David
J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


     /s/ John F. Grundhofer          Chairman, President, Chief    November 27, 1996
____________________________________   Executive Officer and
         John F. Grundhofer            Director (principal
                                       executive officer)

      /s/ Susan E. Lester            Executive Vice President and  November 27, 1996
____________________________________   Chief Financial Officer
          Susan E. Lester              (principal financial
                                       officer)

      /s/ David J. Parrin            Senior Vice President and     November 27, 1996
____________________________________   Controller (principal
          David J. Parrin              accounting officer)

   /s/ Arthur D. Collins, Jr.        Director                      November 27, 1996
____________________________________
       Arthur D. Collins, Jr.

       /s/ Peter H. Coors            Director                      November 27, 1996
____________________________________
           Peter H. Coors

        /s/ Roger L. Hale            Director                      November 27, 1996
____________________________________
           Roger L. Hale

     /s/ Delbert W. Johnson          Director                      November 27, 1996
____________________________________
         Delbert W. Johnson

       /s/ Norman M. Jones           Director                      November 27, 1996
____________________________________
          Norman M. Jones

     /s/ Richard L. Knowlton         Director                      November 27, 1996
____________________________________
        Richard L. Knowlton

       /s/ Jerry W. Levin            Director                      November 27, 1996
____________________________________
           Jerry W. Levin


PAGE 2 OF 2 OF POWER OF ATTORNEY TO FIRST BANK SYSTEM, INC. REGISTRATION STATEMENT ON FORM S-4.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


      /s/ Kenneth A. Macke           Director                      November 27, 1996
____________________________________
          Kenneth A. Macke

                                     Director                      November 27, 1996
____________________________________
       Marilyn Carlson Nelson

     /s/ Edward J. Phillips          Director                      November 27, 1996
____________________________________
         Edward J. Phillips

      /s/ James J. Renier            Director                      November 27, 1996
____________________________________
          James J. Renier

      /s/ S. Walter Richey           Director                      November 27, 1996
____________________________________
          S. Walter Richey

                                     Director                      November 27, 1996
____________________________________
        Richard L. Robinson

     /s/ Richard L. Schall           Director                      November 27, 1996
____________________________________
         Richard L. Schall

                                     Director                      November 27, 1996
____________________________________
         Walter Scott, Jr.
